UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2011

Majestic Capital, Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-32705	98-0521707
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2062, Hamilton HM HX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-6689
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On February 28, 2011, Majestic Capital issued a press release announcing that it has postponed the Special General Meeting of Shareholders scheduled for March 3, 2011 to vote on the previously announced transaction with Bayside Capital Partners LLC (Bayside). The Special General Meeting of Shareholders will now be held on March 28, 2011 at 11:00 a.m. (local time), at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM EX, Bermuda. A copy of the press release is attached as Exhibit 99.1 hereto.

Majestic Capital is furnishing Exhibit 99.1 to this Current Report in accordance with Item 8.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Additional Information About This Transaction

Majestic Capital filed a definitive proxy statement with the SEC on January 19, 2011 in connection with the Special General Meeting of Shareholders called to vote on approval of the proposed transaction with Bayside. Majestic Capital’s shareholders are urged to read the proxy statement and other relevant materials because they contain important information about the transaction with Bayside.

Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Majestic Capital on its corporate website at www.majesticcapital.com.

Majestic Capital’s officers and directors may be participants in the solicitation of proxies from Majestic Capital’s shareholders with respect to the transaction with Bayside. Information about Majestic Capital’s executive officers and directors, and their ownership of Majestic Capital common shares, is set forth in the proxy statement for Majestic Capital’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2010. Additional information regarding the direct and indirect interests of Majestic Capital’s executive officers and directors in the transaction with Bayside is set forth in the proxy statement for the transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release of the Company dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majestic Capital, Ltd.

February 28, 2011	By:	/s/ James J. Scardino
James J. Scardino
Chief Executive Officer